UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/13/2010

Kohl's Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11084

Wisconsin	39-1630919
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

N56 W17000 Ridgewood Drive
Menomonee Falls, Wisconsin
53051
(Address of principal executive offices, including zip code)

262-703-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2010 Annual Meeting of Shareholders (the "2010 Annual Meeting") of Kohl's Corporation (the "Company") held on May 13, 2010, the Company's shareholders approved the Kohl's Corporation 2010 Long-Term Compensation Plan (the "2010 Plan"). The Plan provides for the following types of awards to our current and former employees and non-employee members of the Company's Board of Directors:

- options to purchase shares of the Company's $0.01 par value common shares Common Stock ("Common Stock"),

   - stock appreciation rights,
   - stock awards,
   - performance units, and
   - performance shares.

The aggregate number of shares of Common Stock authorized under the Plan is 18,500,000, which will be reduced by one (1) share for every share of Common Stock subject to a stock option or stock appreciation rights award granted under the Plan and 1.5 shares for every share of Common Stock subject to a "Full Value Award" granted under the Plan. "Full Value Awards" mean awards that are not stock options or stock appreciation rights and are settled by the issuance of Common Stock.

The foregoing description of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan attached as Annex A to the Proxy Statement on Schedule 14A filed on March 26, 2010 in connection with the 2010 Annual Meeting, which is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The following matters were voted upon at the 2010 Annual Meeting:

(1) Proposal to elect the 11 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified. The results of the voting on this proposal were as follows:

                                                                                         Broker
                        For                       Against                       Abstain               Non-Votes
Peter Boneparth               247,505,280                4,150,881                60,163                12,898,694
Steven A. Burd               241,240,247                10,401,702                74,375                12,898,694
John F. Herma               246,901,185                4,755,948                59,191                12,898,694
Dale E. Jones               246,648,462                5,007,551                60,311                12,898,694
William S. Kellogg      248,119,285                3,540,664                56,375                12,898,694
Kevin Mansell               245,609,317                6,048,306                58,701                12,898,694
Frank V. Sica               239,773,079                11,884,939                58,306                12,898,694
Peter M. Sommerhauser   230,783,931                20,873,970                58,423                12,898,694
Stephanie A. Streeter   250,329,275                1,328,815                58,234                12,898,694
Nina G. Vaca               250,408,619                1,248,766                58,939                12,898,694
Stephen E. Watson       250,120,343                1,534,305                61,676                12,898,694

(2) Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 29, 2011. The results of the voting on this proposal are as follows:

For                        Against                        Abstain                Broker Non-Votes
260,490,169                4,069,271                55,578                        0

(3) Proposal to approve the Kohl's Corporation 2010 Long Term Compensation Plan. The results of the voting on this proposal are as follows:

For                        Against                        Abstain                       Broker Non-Votes
220,508,338                30,825,332                382,654                        12,898,694

(4) Shareholder proposal on simple majority vote requirements. The results of the voting on this proposal are as follows:

For                        Against                        Abstain                 Broker Non-Votes
186,940,199                64,393,466                382,659                12,898,694

(5) Shareholder proposal on an independent chairman of the Board of Directors. The results of the voting on this proposal are as follows:

For                        Against                        Abstain                     Broker Non-Votes
42,325,440                207,960,013                1,430,871                12,898,694

Item 8.01.    Other Events

On May 13, 2010, the Company issued a press release announcing events which took place in connection with the 2010 Annual Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
No.       Description
10.1           Kohl's Corporation 2010 Long Term Compensation Plan, incorporated by reference to
          Annex A to the Proxy Statement on Schedule 14A filed on March 26, 2010 in connection with the Corporation's 2010 Annual Meeting

99.1       Press Release dated May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohl's Corporation

Date: May 18, 2010	By:	/s/ Richard D. Schepp
Richard D. Schepp
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated May 13, 2010